UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 6, 2007, Planar Systems, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended December 29, 2006, and its expectations as to financial results for the second quarter ending March 30, 2007. The press release issued February 6, 2007 is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company’s earnings release contains non-GAAP financial measures that exclude the effects of the acquisition of Clarity Visual Systems, share-based compensation and the requirements of SFAS No. 123(R), “Share-based Payment” (“123R”) and other adjustments. The non-GAAP financial measures used by management and disclosed by the Company exclude the income statement effects of purchase accounting adjustments and integration costs associated with the acquisition of Clarity Visual Systems, all forms of share-based compensation, impairment and restructuring charges, and the amortization of intangible assets from previous acquisitions. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Management uses the non-GAAP financial measures for internal managerial purposes, including as a means to compare period-to-period results on both a segment basis and consolidated basis and as a means to evaluate the Company’s results on a consolidated basis compared to those of other companies. In addition, management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future consolidated basis financial results. The Company discloses this information to the public to enable investors who wish to more easily assess the Company’s performance on the same basis applied by management and to ease comparison on both a GAAP and non-GAAP basis among other companies that separately identify share-based compensation expenses. In particular, as the Company begins to apply 123R, the Company believes that it is useful to investors to understand how the expenses and other adjustments associated with the application of 123R are being reflected on the Company’s income statements.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release issued by Planar Systems, Inc. dated February 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 6, 2007.

PLANAR SYSTEMS, INC.
(Registrant)

By	\s\ Scott Hildebrandt
Scott Hildebrandt
Vice President and Chief Financial Officer